Seizing profitable Flat Rolled growth opportunities in Europe – Feb 3rd 2011 Bernd Schaefer – Alcoa European Mill Products Alcoa Logo Exhibit 99

Cautionary Statement
Forward-Looking Statements
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions, or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand for aluminum, aluminum end-market growth, aluminum consumption rates, or other trend projections, targeted financial results or operating performance, and statements about Alcoa’s strategies, objectives, goals, targets, outlook, and business and financial prospects.
Forward-looking statements are subject to a number of known and unknown risks, uncertainties, and other factors and are not guarantees of future performance. Actual results, performance, or outcomes may differ materially from those expressed in or implied by those forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-
looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices for primary aluminum, alumina, and other products, or the effect of the move toward index-based pricing for alumina; (b) unfavorable changes in general business and economic conditions, in the global financial markets, or in the markets served by Alcoa, including automotive and commercial transportation, aerospace, building and construction, distribution, packaging, oil and gas, defense, and industrial gas turbines; (c) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, and Euro; (d) increases in energy costs, including electricity, natural gas, and fuel oil, or the unavailability or interruption of energy supplies; (e) increases in the costs of other raw materials, including caustic soda or carbon products; (f) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of operations (including improving the position of its bauxite, refining and smelter system on the world cost curve), anticipated from its productivity improvement, cash sustainability and other initiatives; (g) Alcoa's inability to realize expected benefits from newly constructed, expanded or acquired facilities or from international joint ventures as planned and by targeted completion dates, including the joint venture in Saudi Arabia or the upstream operations in Brazil; (h) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies; (i) the outcome of contingencies, including legal proceedings, government investigations, and environmental remediation; (j) the outcome of negotiations with, and the business or financial condition of, key customers, suppliers, and business partners; (k) changes in tax rates or benefits; and (l) the other risk factors summarized in Alcoa's Form 10-K for the year ended December 31, 2009, Forms 10-Q for the quarters ended March 31, 2010, June
30, 2010, and September 30, 2010, and other reports filed with the Securities and Exchange Commission (SEC). Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.

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3 Content The Alcoa footprint Strategic objectives and markets Renewable energies Consumer electronics Substitution Transportation Leading to results Alcoa Logo

4 The Alcoa footprint Alcoa Logo

Alcoa at a Glance
Number of Employees
U.S. 23,000
Europe 19,000
Other Americas 10,000
Pacific 7,000
59,000
Founded in 1888
200+ locations
31 countries
$21.0 billion revenue in 2010
59,000 employees
Award-winning sustainability
leadership
120 years of patents, including the
original Aluminium process
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Alcoa Global Rolled Products: 18 Facilities on 5 Continents

North America
Davenport
Lancaster
Tennessee
Texarkana (idled)
Warrick
Europe
Kitts Green (UK)
Kofem (HU)
Fusina (IT)
Castelsarrasin (FR)
Amorebieta (SP)
Alicante (SP)
Russia
Samara
Belaya Kalitva
China
Bohai
Kunshan
Australia
Yennora
Point Henry
Latin America
Itapissuma (BR)
Global Rolled Products (GRP) Location Map and Summary Data
Middle East
Raz Az Zawr (SA)
Ma’aden project location.
First production in 2013
2010 Full Year Data
1.7m metric tons shipments
$6.3B total revenue
18 locations
on 5 continents
14,000 employees
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Alcoa Rolled Products European Footprint
Overview
Approx. 2,500 Employees
6 Locations
5 Countries

European Rolled Products Location Map and Summary Data
Europe
Amorebieta (SP)
Fusina (I)
Kitts Green (UK)
Alicante (SP)
Castelserrasin (F)
Köfém (HU)
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North
America
4.3mMT
South
America
0.8mMT
Western
Europe
3.5mMT
China
4.6mMT
Middle
East
0.6mMT
Rest of Asia
2.7mMT
Source: Aug. 2010 CRU and Alcoa analysis
Geographically positioned to capture Growth
Rolled Products Consumption (2010E) and CAGR (2010E-2013E)
+5%
+3%
+11%
E. Europe,
Russia
& CIS
0.9mMT
+8%
+7%
+5%
+6%
World
17.6mMT
+7%
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9 Strategic objectives and markets Alcoa Logo

North America	Europe	China	Global
	**Aerospace**				5%-7% sales growth
	**Automotive**	9%-13% sales growth	0%-5% sales growth	9%-14% sales growth	5%-11% sales growth
	**Heavy Truck & Trailer**	27%-33% sales growth	12%-17% sales growth	0%-3% sales growth	0%-5% sales growth
	**Beverage Can Packaging**	Relative flat sales	5%-7% sales growth	7%-10% sales growth	0%-2% sales growth
	**Commercial Building and Construction**	4%-8% sales decline	4%-6% sales decline	10%-12% sales growth	2%-3% sales growth
	**Industrial Gas Turbine**				5%-10% heavy duty gas turbine build rate growth

Market Conditions in 2011 – All Aluminium Source: Alcoa analysis of 10 January 2011 10 Alcoa End Markets: Current Assessment of 2011 vs. 2010 Conditions Alcoa Logo th

11 11
Alcoa European Mill Products serves a Variety of Markets
European Mill Products Portfolio
Regional
Commodities
Mould plates Marine
Lithographic
Sheet
Commercial
Transportation
Brazing
HVAC
Defense
Consumer
Electronics
Industrial
Products
Building &
Construction
Common
Alloys
Regional Specialties
Industrial
Consumers
Renewable
Energy
Aerospace
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Infinite Recyclability
Light Weight
Surface Finish Attributes
Thermal Management
High Strength
Formability

The Alcoa aluminium Proposition
Renewable Energies: Increasing Efficiency through
Innovations
Solar thermal collectors,
Aluminium used in absorbers,
casings and frames. Between 3.1
kg/m² to 4.3 kg/m² (flat-plate).
Today (2010) 210 million m² have
been installed yearly.
Photovoltaic systems,
Aluminium used in
construction/mounting
structure (72%), followed
by input to panel frames
(22%), and Aluminium
use in inverters (6%).
Between 23 kg/kW and
59 kg/kW.
Concentrated solar
panels (CSP), 33 ktons of
Aluminium are installed in
CSP technologies.
Market sales potential of
Aluminium could be
increased replacing glass
and steel.
Wind turbines, Aluminium
usage from 0.01% up to
about 2.5 % of the total
material input. Increase
thanks to offshore
installations and replacing
the coverings of the wind
turbine nacelle and rotors
with Aluminium.
Source:  EAA, ifeu -Institut für Energie und Umweltforschung Heidelberg GmbH
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13
Renewable Energies: Adding Value for the Customer
Our Innovations add Value Strategy
2030E 2010E 2030E 2010E
Aluminium Content
in PV
Aluminium Content
in CSP
Joint development initiatives with
major stake holders
Europe's market share of 12% in
thermal collectors, 48% in
windmills, 65% in photovoltaic
Capture major opportunities for
industry growth
Grow revenue and profitability
globally by targeting more
differentiated offerings - products,
surfaces, materials
Leverage Alcoa solutions globally
+400%
+1300%
Source: EAA, ifeu -Institut für Energieund Umweltforschung Heidelberg GmbH

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Infinitely Recyclable
Durable
Strong
Dissipates Heat
Lightweight
Limitless Design Options
Authentic Beautiful Surfaces
Metallic Feel

Consumer Electronics: Making it “Cool”

Samsung 9 Series Notebook
(anodized / brushed cover)
Samsung 8000 Series LED TV
(coated / brushed bezel)
Advantages of Aluminum
Aluminum-Intensive Devices
CES 2011
Nokia N Series Smartphone
(color anodized case)
Panasonic Viera TV
(brushed bezel)
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15
Consumer Electronics: Adding Value for the Customer
Our innovations add value Strategy
+30%
2013E 2010E
+465%
2013E 2010E
Aluminium Content
in Laptops
LCD TV Aluminium
Back- Panel Growth
World-class customer base
Market is moving to Aluminium
Alcoa differentiated solutions
Targeting revenue growth of
approx. 40% CAGR 2010-2013
Grow revenue and profitability
globally by targeting more
differentiated offerings—products,
surfaces, materials
Leverage Alcoa solutions globally
Closer to our customers in Asia

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Opportunities to replace Copper: Aluminium wins

Copper Prices Moving Up
Low  Voltage
Electrical wiring
& cable
Transportation
Cladding
Other
Sources: Bank of America / Merrill Lynch, International Copper Study Group and Alcoa Analysis
320%
19 mmt Refined Cu
Aluminium Is The Natural Substitute
•Heat sinks for electronics, PCB’s
•Building façades
•Bussed electrical center components
•Wire harnesses
•High Voltage Cables
•Utility buss bars
•Low voltage installations in cities, industrial
or commercial buildings
•Battery cables
Aluminium Replacement Examples
High Voltage
$2,321
$9,740
12/31/03 12/31/10
•Alcoa is best positioned to supply
differentiated products and proprietary
alloys
•Alcoa EMP is aiming to supply customized
solutions for FRPs
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5%
12%
18%
65%
5%
14%
20%
61%
Castings
Sheet
Extrusions
Forgings

Automotive Aluminium: European cars best in class
thanks to Aluminium FRPs
Source: Alcoa Analysis, EAA Ducker research, KGP
Leverage on our
cooperation with
automakers (NA, Europe,
Japan) and supply
differentiated product
offering to Tier 1 and 2
customers
Drive Aluminium
conversion
Aluminum provides 3x the fuel economy benefit of high strength steel
European cars have more aluminium  in the body, closures, chassis and suspension compared to North America and Japan
Aluminium penetration per car in Europe: 135Kg in 2010 150Kg in 2015
+55%
2016E 2010
Europe
Auto Sheet Volume

Drivers of the opportunity for increased Aluminium Strategy
2010 2016E
1,6million tons 2,2million tons
Aluminium intensive  design
Components and
Heatshields
Chassis and Structures
Source : EAA Drucker research
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Commercial Transportation: Aluminium use could more
than double by 2020
Leverage our distinctive
relationships and
differentiated product
offering
Work with multiple
customers proposing
conversion to Aluminium
components
Drivers of  Aluminium opportunity in Europe Strategy
2010 vs 2011
+ > 12%
Transport of 1 t additional payload is worth 4800 € per year
Introduction of Euro VI (2012) will increase weigh of road tractors by 300Kg
Trailers

Western Europe Tractor
Application
Al-
penetration
Average weight per
part [kg]
Fuel Tank 80% 45
HVAC 90% 40
Pressure Vessels 35% 8
Transmission Housing 40%
50
Bracket / Tread Plate 60%
10
Underrunning Protection 80%
30
Western Europe
Trailer Type
% of fleet
Cube vs
weigh out
Average Al-content
per trailer [kg]
Tanker 5 W 1.800
Dumper/Tipper 15 W 2.000
Reefer 12 C 500
Box/Dry Van 6 C 350
Curtain Sider 38 C 300
Flatbed 18 C 250
Special/Others 7 C 300
Tractor 280
Tractors Components
Source: EAA
Aluminium consumption
growth in CT
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Commercial Transportation: Success created through
brand intimacy - Endur-Al
Endur-Al is an advanced 5456 alloy in H34
temper
Shate material for tipper bottoms and sides of
exceptional hardness and abrasion
resistance.
20-30% less weight compared to steel offer
bigger payloads, fuel savings and lower
operating costs.
High yield strength offers good welding and
cold bending performance.

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Marine: Success created through brand intimacy - Nautic-Al
Alcoa  is a market leader
for marine
applications.
Nautic-Al
provides the exceptional
strength, workability and corrosion
resistance
Can be welded by TIG, MIG, FSW and Laser
Welding.
Meets or exceeds the ASTM B928-04a
standard for high magnesium Aluminium-
alloy for marine environments.

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21 Leading to results Alcoa Logo

Alcoa European Mill Products Strategic Objectives
Growing faster than the market
Driving profitable and sustainable growth through
innovation and product development
Aluminize the market by substituting competitive
materials
Setting a new level
of profitability
for the
business
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23 Alcoa: Great Past, Present & Future 2010 We reshaped the industry We innovated markets We invented the industry 1888 1900 Alcoa can’t wait Alcoa can’t wait for tomorrow for tomorrow Alcoa Logo

24 Thank you! Alcoa Europe SA European Mill Products Avenue Giuseppe Motta 31-33 CH-1202 Geneva Switzerland T: +41 22 919 60 00 F: +41 22 919 61 00 W: www.alcoa.com/emp Alcoa Logo